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                                                                  EXHIBIT 10.5

                                JOINDER AGREEMENT

                            Dated as of June 28, 2000

Fleet National Bank (formerly known
as BankBoston, N.A.), as Agent
  and the Banks referred to below
100 Federal Street
Boston, Massachusetts  02110

Ladies and Gentlemen:

         Reference is hereby made to that certain Revolving Credit Agreement dated as of February 25, 1998 (as amended and in effect from time to time, the "Credit Agreement"), by and among American Restaurant Group, Inc. ("ARG"), ARG Enterprises, Inc. ("Enterprises"), ARG Property Management Corporation ("Property"), Grandy, Inc. ("Grandy's"), Spectrum Foods, Inc. ("Spectrum"), Spoons Restaurants, Inc. ("Spoons") and Local Favorites, Inc. ("Local", and together with ARG, Enterprises, Property, Grandy's Spectrum and Spoons, the "Original Borrowers"), Fleet National Bank (f/k/a BankBoston, N.A.) and the other lending institutions party thereto collectively (the "Banks"), and Fleet National Bank (f/k/a BankBoston, N.A.) as administrative agent for the Banks (the "Agent"). All capitalized terms used herein without definitions shall have the meanings given such terms in the Credit Agreement.

         WHEREAS, it is a condition precedent to the Banks' making any additional loans or otherwise extending credit to the Borrowers under the Credit Agreement that the New Company (as hereinafter defined) execute and deliver to the Agent, this Joinder Agreement; and

         NOW THEREFORE, the New Company, hereby agrees as follows:

         1.       JOINDER TO CREDIT AGREEMENT AND LOAN DOCUMENTS.

         The undersigned, ARG Terra, Inc., a Delaware corporation (the "New Company" and, together with the Original Borrowers, the "Borrowers"), hereby joins the Credit Agreement and the Loan Documents and agrees to become a Borrower under the Credit Agreement and to comply with and be bound by all of the terms, conditions and covenants of the Credit Agreement and Loan Documents. Without limiting the generality of the preceding sentence, the New Company agrees that it shall be jointly and severally liable, together with the Borrowers, for the payment and performance of all obligations of the Borrowers under the Credit Agreement as supplemented hereby. Concurrently with the execution of this Joinder Agreement, the New Company has executed an allonge to the Note, and agrees to be bound thereby as if it had been a party to the Note from the Closing Date.


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                                   -2-


         2.       NEW COMPANY'S REPRESENTATIONS AND WARRANTIES.

         The New Company hereby acknowledges, and, as applicable, represents and warrants, the following:

         (a)  it is a corporation incorporated on or prior to the date hereof;

         (b) it is a wholly-owned Subsidiary of American Restaurant Group, Inc.;

         (c) its chief executive office and principal place of business is located at 4410 El Camino Real, Suite 201, Los Altos, California 94022;

         (d) its books and records are kept at its chief executive office and principal place of business;

         (e) no provision of its charter, other incorporation papers, by-laws or stock provisions prohibits the New Company from making payments to the Borrowers;

         (f) it is capable of complying with and is in compliance with all of the provisions of the Credit Agreement, the Indenture and the Loan Documents applicable to it;

         (g) except as set forth on SCHEDULE 3(G) hereto, each of the representations and warranties set forth in Section 7 of the Credit Agreement is true and correct in all material respects with respect to the New Company as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement, the Indenture and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date);

         (h) upon execution of this agreement, the New Company will be jointly and severally liable, together with the Original Borrowers, for the payment and performance of all obligations of the Borrowers under the Credit Agreement as supplemented hereby.

         3.       DELIVERY OF DOCUMENTS.

         The New Company hereby agrees that the following documents shall be delivered to the Agent and the Collateral Agent concurrently with this Joinder
Agreement:

         (a)   an executed original Allonge to the Note.

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                                     -3-

         (b) copies, certified by a duly authorized officer of the New Company to be true and complete as of the date hereof, of each of (i) the charter documents of the New Company as in effect on the date hereof,
         (ii) the by-laws of the New Company as in effect on the date hereof,
         (iii) the resolutions of the Board of Directors of the New Company authorizing the execution and delivery of this Joinder Agreement, the other documents executed in connection herewith and the New Company's performance of all of the transactions contemplated hereby, and (iv) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the New Company's name and on its behalf, each of this Joinder Agreement and the other Loan Documents, any Loan Request, Advance Request and Letter of Credit Application, and to give notices and to take other action on its behalf under the Loan Documents;

         (c) a certificate of the Secretary of State of Delaware of a recent date as to the New Company's existence, good standing and tax payment status;

         (d) a copy of the fully executed Assumption Agreement and copies of all Security Documents executed pursuant thereto, all in form and substance satisfactory to the Agent; and

         (e)  such other documents as the Agent may reasonably request.


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         This Joinder Agreement shall take effect as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                                                  Very truly yours,

                                                  ARG TERRA, INC.


                                                  By: /s/ Patrick J. Kelvie
                                                     ---------------------
                                                       Name: Patrick J. Kelvie
                                                       Title: Secretary

                                                  New Company's address for
                                                  purposes of Section 20 of the
                                                  Credit Agreement:

                                                  4410 El Camino Real, Suite 201
                                                  Los Altos, California  94022

Accepted and Agreed:

FLEET NATIONAL BANK
(F/K/A BANKBOSTON, N.A.),
  as Agent


By:  /s/ Thomas P. Tansi
   -------------------------
     Name: Thomas P. Tansi
     Title: Director